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                          UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 18, 2003
                                 Date of Report
                        (Date of earliest event reported)


                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)



                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)



                  1-3560                                 23-0628360
         (Commission file number)             (IRS Employer Identification No.)


    96 SOUTH GEORGE STREET, SUITE 500
         YORK, PENNSYLVANIA 17401                     (717) 225-4711
 (Address of principal executive offices)     (Registrant's telephone number,
                                                    including area code)



                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

      P.H. Glatfelter (the "Company") today issued a press release announcing a series of specific actions to reduce its cost structure, enhance product profitability and improve the Company's cash flow. These actions include:
      i) increasing emphasis on growing higher value specialty products; ii) permanently shutting down certain equipment and processes and reducing the workforce at its Neenah, Wisconsin paper mill; and iii) reducing the quarterly cash dividend on its common stock to $.09 per share.

      A copy of the press release issued by the Company is filed herewith as
      Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following exhibit is filed herewith

      Exhibit Number     Description

         99.1            Press release dated September 18, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  P. H. Glatfelter Company
                                                      (Registrant)

            Date: September 18, 2003        By:   /s/ John C. van Roden, Jr.
                                                --------------------------------
                                                      John C. van Roden, Jr.
                                                      Senior Vice President and
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number  Description

99.1            Press Release dated September 18, 2003, filed herewith.


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